                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


   Date of Report (Date of earliest event reported):    Commission File Number:
                    October 17, 2000                          000-2791



                               ELECTRIC CITY CORP.
        (Exact name of small business issuer as specified in its charter)


                 DELAWARE                            36-4197337
                 --------                            ----------
      (State or other jurisdiction           (IRS Employer Identification No.)
   of incorporation or organization)


           1280 Landmeier Road, Elk Grove Village, Illinois 60007-2410
                    (Address of principal executive offices)


                                 (847) 437-1666
                           (Issuer's telephone number)

       ------------------------------------------------------------------
 (Former name, former address and former fiscal year, if changed since last report)

                               ELECTRIC CITY CORP.



ITEM 5            OTHER EVENTS

On October 17, 2000, Electric City Corp. (the "Company") issued to Augustine Fund LP ("Augustine") 2,000 shares of its Series B convertible preferred stock at a price of $1,000 per share and warrants to purchase 200,000 shares of the Company's common stock ("Common Stock") at an exercise price of $4.425 per share, subject to certain adjustments. The purpose of this filing is to disclose the material terms of the issuance and to provide a pro forma balance sheet showing how the issuance would have impacted the Company's balance sheet had it occurred prior to the end of its most recent fiscal quarter ended September 30, 2000. The complete terms of the securities issued are contained in the documents attached as exhibits to this document.


                  Designation and amount. The shares issued to the Augustine have been designated as the "Series B Preferred Stock." The number of shares constituting the Series B Preferred Stock is 2,000, and the shares have a par value of $0.01 per share. The shares were sold at a price of $1,000 per share (the "Purchase Price").

                  Dividends. The holders of the outstanding shares of Series B Preferred Stock shall be entitled to receive, when, as and if declared by the Company's Board of Directors, dividends at an annual rate of 8% percent of the Purchase Price. Such dividends shall be deemed to accrue on the Series B Preferred Stock and be cumulative. Dividends may be paid in cash or additional shares of Common Stock, as may be determined, from time to time, in the sole discretion of the Board of Directors.

                  Liquidation Rights. The holders of the Series B Preferred Stock are entitled to a liquidation preference with respect to Common Stock or any other series of capital stock except any series A preferred stock issued by the Company, which shall be senior to Series B Preferred Stock.

                  Voting Rights. The holders of Series B Preferred Stock shall not be entitled to vote upon any matter relating to the business or affairs of the Company or for any other purpose.

                  Conversion Rights. Shares of Series B Preferred Stock may be converted at any time subsequent to October 17, 2000 into shares of Common Stock. The number of shares issuable upon conversion shall be determined by dividing the Purchase Price by an amount equal to the lesser of (x) 110% of the lowest of the closing bid prices for the Common Stock for the five (5) trading days prior to the date of issuance of the Series B Preferred Stock being converted (having been determined to be $4.06), or (y) 75% (the "Conversion Percentage") of the average of the three (3) lowest closing bid prices for the Common Stock for the thirty (30) consecutive trading days immediately preceding the conversion date. If the holders of the Series B Preferred Stock have not exercised their conversion rights within three years of the date of issuance, the shares shall automatically convert to Common Stock on the third anniversary of the issuance.

                  Redemption. The Company may redeem any or all of the outstanding shares of the Series B Preferred Stock at any time at a cash redemption price equal to 125% of the Purchase Price.

         The Company must send the holder of the Series B Preferred Stock notice of its intent to redeem the Series B Preferred Stock at least five days prior to the redemption date. Upon receipt of notice of redemption, the holder of the Series B Preferred Stock shall have one day to convert all or any portion of the shares of Series B Preferred Stock into shares of Common Stock.

                  Registration Rights. Within 90 days of issuance of the Series B Preferred Stock, the Company shall file at its expense, a registration statement with the Securities and Exchange Commission covering the Common Stock issuable upon the conversion of the Series B Preferred Stock, any shares of Common Stock issued in payment of the preferred dividends and the Common Stock issuable upon the exercise of the warrants described below. If the registration statement has not been declared effective within 180 days of the date of issuance, the Conversion Percentage shall decrease by 2% per month until the registration statement is declared effective.

                  Warrants: As additional consideration for Augustine's purchase of the Series B Preferred Stock, the Company issued to Augustine a warrant to purchase 200,000 shares of Common Stock at an exercise price per share equal to 120% of the lowest of the closing bid prices for the Common Stock for the five (5) trading days prior to the closing date (determined to be $4.425 per share). The warrant must be exercised if at all within five (5) years after the date of issuance. The warrant contains certain anti-dilution provisions which may cause the purchase price to be adjusted. The anti-dilution provisions are detailed in the attached Form of Warrant.

                  Trading Agreement. As part of the transaction that included the issuance of the Series B Preferred Stock, Augustine agreed to enter into a trading agreement with the Company along with certain other significant holders of Common Stock that provides certain restrictions on the sale of the holders' Common Stock. These restrictions will apply to the Common Stock Augustine will receive upon conversion of the Series B Preferred Stock and the exercise of its warrant, and include:

         - shares owned by Augustine may only be sold in amounts not to exceed ten percent (10%) of the average daily trading volume of the Common Stock over the prior ten (10) trading days,
         - Augustine may not make public trades in an opening transaction during the first half hour of any trading day nor outside of regular trading hours, and
         - the Company may direct that Augustine not sell its stock in a public transaction during a trading day on four separate days in a year.

         In addition, the trading agreement provides that in the event any third party contacts the Company with a desire to purchase at least 100,000 shares of stock in a single transaction, the Company shall provide the parties to the trading agreement with a right of first refusal to sell their stock to such third party, subject to the terms of such offer. The trading agreement has a term of three years, unless extended by the parties.

                               ELECTRIC CITY CORP.
            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                            AS OF SEPTEMBER 30, 2000

THE FOLLOWING UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET OF THE COMPANY IS PRESENTED AS IF THE ISSUANCE OF THE SERIES B PREFERRED STOCK AND WARRANTS HAD OCCURRED ON SEPTEMBER 30, 2000. SUCH PRO FORMA INFORMATION IS BASED IN PART, AND SHOULD BE READ IN CONJUNCTION WITH, THE HISTORICAL CONDENSED CONSOLIDATED BALANCE SHEET OF THE COMPANY AND THE RELATED NOTES THERETO THAT ARE CONTAINED IN THE COMPANY'S QUARTERLY REPORT ON FORM 10-QSB FOR THE FISCAL QUARTER ENDED SEPTEMBER 30, 2000. THE FOLLOWING UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET IS NOT NECESSARILY INDICATIVE OF WHAT THE ACTUAL FINANCIAL POSITION OF THE COMPANY WOULD HAVE BEEN ASSUMING THE ISSUANCES DESCRIBED ABOVE HAD BEEN COMPLETED AS OF SEPTEMBER 30, 2000, NOR DOES IT PURPORT TO REPRESENT THE CURRENT OR FUTURE POSITION OF THE COMPANY.


                                                               SEPTEMBER 30, 2000
                                                --------------------------------------------------

                                                                   PRO FORMA
                                                     ACTUAL       ADJUSTMENTS
                                                (UNAUDITED)       (UNAUDITED)           PRO FORMA
--------------------------------------------------------------------------------------------------
ASSETS
   Current Assets
     Cash and cash equivalents                 $   272,674       $ 1,830,000    (1)   $ 2,102,674
     Accounts receivable                         2,285,092                 -            2,285,092
     Inventories                                 2,452,999                 -            2,452,999
     Other, including $41,000 note                 243,005                 -              243,005
       receivable from employees
--------------------------------------------------------------------------------------------------
       TOTAL CURRENT ASSETS                      5,253,770         1,830,000            7,083,770


Property and equipment                           2,259,186                 -            2,259,186
Less accumulated depreciation                     (247,918)                -             (247,916)
--------------------------------------------------------------------------------------------------
       NET PROPERTY AND EQUIPMENT                2,011,268                 -            2,011,268

Cost in excess of assets acquired,
   net of amortization of $463,632               4,730,121                 -            4,730,121
Other                                                2,838                 -                2,838
--------------------------------------------------------------------------------------------------




                                               $11,997,997       $ 1,830,000          $13,827,997
==================================================================================================

                               ELECTRIC CITY CORP.
            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                            AS OF SEPTEMBER 30, 2000

                                                                  SEPTEMBER 30, 2000
                                                -----------------------------------------------------------
                                                                   PRO FORMA
                                                     ACTUAL       ADJUSTMENTS
                                                (UNAUDITED)       (UNAUDITED)                   PRO FORMA
-----------------------------------------------------------------------------------------------------------
LIABILITIES AND STOCKHOLDERS' EQUITY
   Current liabilities
     Line of credit and current portion        $ 1,169,705       $         -                    $ 1,169,705
       of long-term debt
     Accounts payable                            1,805,342                 -                      1,805,342
     Accrued expenses                              522,506                 -                        522,506
     Notes payable, including $1,216,007
       due to distributors                       1,416,007                 -                      1,416,007
     Deferred revenue                               50,000                 -                         50,000
-----------------------------------------------------------------------------------------------------------
       TOTAL CURRENT LIABILITIES                 4,963,559                 -                      4,963,559


LONG-TERM DEFERRED REVENUE                         391,667                 -                        391,667

LONG-TERM DEBT, less current portion             1,506,583                 -                      1,506,583
-----------------------------------------------------------------------------------------------------------

COMMON STOCK SUBJECT TO RESCISSION               1,520,000                 -                      1,520,000


STOCKHOLDERS' EQUITY
   Preferred stock, $.01 par value,                      -                20    (1)                      20
     5,000,000 authorized
   Common stock, $.0001 par value, 30,000,000
     Shares authorized, 28,954,755 issued            2,856                 -                          2,856
   Additional paid-in capital                   18,991,961         1,829,980    (1)(2)(3)(4)     20,821,941
   Accumulated deficit                         (15,370,128)                -                    (15,370,128)
-----------------------------------------------------------------------------------------------------------
                                                 3,624,689         1,830,000                      5,454,689
   Less treasury stock, at cost, 1,000
       shares                                       (8,500)                -                         (8,500)
-----------------------------------------------------------------------------------------------------------

     TOTAL STOCKHOLDERS' EQUITY                  3,616,189         1,830,000                      5,446,189





                                               $11,997,997       $ 1,830,000                   $ 13,827,997
============================================================================================================

         SEE NOTES TO THE PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

                               ELECTRIC CITY CORP.
             NOTES TO PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                   (UNAUDITED)


The following pro forma adjustments were made to the unaudited historical condensed consolidated balance sheet to reflect the issuance of the Series B Preferred Stock and warrants as if they were issued as of September 30, 2000:

   (1) Reflects the issuance of 2,000 shares of Series B Preferred Stock at $1,000 per share, net of issuance costs of $170,000, consisting of $10,000 in legal fees and $160,000 in placement fees paid to Delano Securities and Wall Street Associates.

The following items relating to the issuance of the Series B Preferred Stock have no effect on the pro forma condensed consolidated balance sheet at September 30, 2000:

   (2) Reflects a warrant to purchase 100,000 shares of Common Stock issued to Delano Securities for services rendered as placement agent to the Company. For accounting purposes, the warrants were valued at $309,000 using a modified Black Sholes option pricing model.

   (3) Reflects a warrant to purchase 200,000 shares of Common Stock issued to the Augustine Fund LP. For accounting purposes the warrants were valued at $624,000 using a modified Black Sholes option pricing model.

   (4) The Series B Preferred Stock has a beneficial conversion feature, which allows conversion into common stock. The number of shares issuable upon conversion shall be determined by dividing the Purchase Price by an amount equal to the lesser of (x) 110% of the lowest of the closing bid prices for the Common Stock for the five (5) trading days prior to the date of issuance of the Series B Preferred Stock being converted (having been determined to be $4.06), or (y) 75% of the average of the three (3) lowest closing bid prices for the Common Stock for the thirty
         (30) consecutive trading days immediately preceding the conversion date. The intrinsic value of the beneficial conversion feature at September 30, 2000 was $782,931.

ITEM 7   FINANCIAL  STATEMENTS AND EXHIBITS

     (c) Exhibits



           4.1       The Securities Purchase Agreement made as of
                     October 17, 2000, by and between Electric City Corp.
                     and Augustine Fund, L.P.

           4.2       Certificate of Designation of the Relative Rights and
                     Preferences of the Series B Convertible Preferred Stock

           4.3       The Registration Rights Agreement made as of
                     October 17, 2000, by and between Electric City Corp. and
                     Augustine Fund, L.P.

           4.4       Warrant To Purchase Shares Of Common Stock of Electric
                     City Corp.

           4.5       Trading Agreement made as of October 17, 2000 between
                     Augustine Fund, L.P. and Electric City Corp.





                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                     ELECTRIC CITY CORP.


Dated:   November 29, 2000            By: /s/ Jeffrey R. Mistarz
                                          -----------------------------------
                                          Jeffrey R. Mistarz
                                          Chief Financial Officer & Treasurer
                                          (principal financial and accounting
                                          officer)

                                  EXHIBIT INDEX

             Exhibit               Description
             -------               -----------

               4.1                 The Securities Purchase Agreement made as of
                                   October 17, 2000, by and between Electric
                                   City Corp. and Augustine Fund, L.P.

               4.2                 Certificate of Designation of the Relative
                                   Rights and Preferences of the Series B
                                   Convertible Preferred Stock

               4.3                 The Registration Rights Agreement made as of
                                   October 17, 2000, by and between Electric
                                   City Corp. and Augustine Fund, L.P.

               4.4 Warrant To Purchase Shares Of Common Stock of Electric City Corp.

               4.5 Trading Agreement made as of October 17, 2000 between Augustine Fund, L.P. and Electric
                                   City Corp.





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